UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 2, 2016
KIMBALL INTERNATIONAL, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47549-1001
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code   (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On August 2, 2016, Kimball International, Inc. issued an earnings release for the quarter and fiscal year ended June 30, 2016.  The earnings release is attached as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure
Attached hereto as Exhibit 99.2 is an investor presentation that supplements the information to be discussed on the Kimball International, Inc. earnings call to be held on August 3, 2016 at 11:00 a.m. Eastern Time. The presentation attached as Exhibit 99.2 is incorporated into this Item 7.01 by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are furnished as part of this report:

Exhibit
Number	Description
99.1	Earnings Release dated August 2, 2016
99.2	Fourth Quarter and Fiscal Year 2016 Investor Presentation dated August 2, 2016

The information in this Current Report on Form 8-K set forth in Item 2.02, Item 7.01, and Exhibits 99.1 and 99.2, is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, that is being furnished under Item 2.02 and Item 7.01 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Michelle R. Schroeder
MICHELLE R. SCHROEDER Vice President, Chief Financial Officer
Date: August 2, 2016

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Earnings Release dated August 2, 2016
99.2	Fourth Quarter and Fiscal Year 2016 Investor Presentation dated August 2, 2016

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